Accrued Expenses and Other Liabilities (Details) - Schedule of Accrued Expenses and Other Liabilities - USD ($)		Oct. 31, 2023	Oct. 31, 2022
Payables and Accruals [Abstract]
Accrued expenses	[1]	$ 4,421,644	$ 7,880,984
Board compensation payable		75,000
Payroll payable			102,297
Other payable		904,783	509,642
Accrued expenses and other liabilities		$ 5,401,427	$ 8,492,923

[1]	The balance as of October 31, 2023 represented accrued contract expenses of approximately $3.7 million and accrued contract loss of approximately $0.7 million. The balance as of October 31, 2022 represented accrued contract expenses of approximately $6.9 million and accrued contract loss of approximately $1.0 million.